YCG Enhanced Fund
Schedule of Investments
as of February 29, 2024 (Unaudited)

COMMON STOCKS - 99.1%	Shares	Value
Automobiles - 1.8%
Ferrari NV	22,928	$9,739,127

Beverages - 1.1%
PepsiCo., Inc.	35,114	5,805,749

Broadline Retail - 6.2%
Amazon.com, Inc.(a)	192,887	34,094,706

Capital Markets - 13.2%
CME Group, Inc.	27,389	6,035,166
Moody's Corp.	74,848	28,398,829
MSCI, Inc.	41,877	23,491,741
S&P Global, Inc.	34,240	14,667,731
		72,593,467

Commercial Services & Supplies - 11.9%
Copart, Inc.(a)	482,780	25,659,757
Republic Services, Inc.(b)	95,284	17,494,142
Waste Management, Inc.	106,169	21,833,655
		64,987,554

Financial Services - 6.9%
MasterCard, Inc. - Class A	68,896	32,709,065
Visa, Inc. - Class A	18,925	5,348,962
		38,058,027

Ground Transportation - 5.3%
Canadian National Railway Co.(b)	113,392	14,705,808
Canadian Pacific Kansas City Ltd.(b)	169,715	14,427,472
		29,133,280

Household Products - 2.5%
Colgate-Palmolive Co.	82,613	7,147,677
The Procter & Gamble Co.(c)	42,509	6,756,380
		13,904,057

Insurance - 9.6%
Aon PLC - Class A(c)	61,133	19,317,416
Marsh & McLennan Cos, Inc.	98,033	19,829,135
The Progressive Corp.	73,163	13,868,778
		53,015,329

Interactive Media & Services - 3.8%
Alphabet, Inc. - Class C(a)	148,184	20,713,160

Personal Care Products - 5.9%
L'Oreal SA	2,217	1,058,373
L'Oreal SA - Loyalty Shares	28,805	13,751,209
The Estee Lauder Companies, Inc. - Class A	76,849	11,418,224
Unilever PLC - ADR	127,082	6,223,206
		32,451,012

Professional Services - 3.8%
Verisk Analytics, Inc.	85,668	20,723,089

Real Estate Management & Development - 6.0%
CBRE Group, Inc. - Class A(a)	165,570	15,214,227
CoStar Group, Inc.(a)	203,109	17,676,577
		32,890,804

Software - 12.1%
Adobe, Inc.(a)	15,675	8,782,389
Intuit, Inc.	26,583	17,621,605
Microsoft Corp.	96,885	40,075,512
		66,479,506

Technology Hardware, Storage & Peripherals - 2.7%
Apple, Inc.(b)	81,107	14,660,090

Textiles, Apparel & Luxury Goods - 6.3%
Hermes International	4,871	12,176,973
LVMH Moet Hennessy Louis Vuitton SE	10,207	9,297,544
NIKE, Inc. - Class B	125,059	12,997,382
		34,471,899
TOTAL COMMON STOCKS (Cost $285,124,625)		543,720,856

SHORT-TERM INVESTMENTS - 0.3%
U.S. Treasury Bills - 0.3%	Par
5.14%, 08/08/2024(d)	139,000	135,835
5.18%, 08/15/2024(d)	1,256,000	1,226,140
5.19%, 08/22/2024(d)	61,000	59,493
5.18%, 08/29/2024(d)	79,000	76,970
		1,498,438
TOTAL SHORT-TERM INVESTMENTS (Cost $1,498,984)		1,498,438

TOTAL INVESTMENTS - 99.4% (Cost $286,623,609)		$545,219,294
Other Assets in Excess of Liabilities - 0.6%		3,086,874
TOTAL NET ASSETS - 100.0%		$548,306,168

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Held in connection with written option contracts. See Schedule of Options Written for further information.
(c)	A portion of this security is pledged as collateral on options written. As of February 29, 2024, the value of collateral is $12,721,330.
(d)	The rate shown is the effective yield.

YCG Enhanced Fund
Schedule of Options Written
as of February 29, 2024 (Unaudited)

OPTIONS WRITTEN - 0.0% (a)(b)(c)	Notional Amount	Contracts	Value
Put Options - 0.0% (b)
Apple, Inc., Expiration: 05/17/2024; Exercise Price: $185.00	$(560,325)	(31)	$(25,606)
Canadian National Railway Co., Expiration: 04/19/2024; Exercise Price: $125.00	(220,473)	(17)	(2,465)
Canadian Pacific Kansas City Ltd., Expiration: 03/15/2024; Exercise Price: $77.50	(1,700,200)	(200)	(1,500)
Republic Services, Inc., Expiration: 04/19/2024; Exercise Price: $170.00	(2,203,200)	(120)	(6,600)
Total Put Options			(36,171)
TOTAL OPTIONS WRITTEN (Premiums received $147,331)			(36,171)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	Represents less than 0.05% of net assets.
(c)	100 shares per contract.

Valuation Measurements

Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on The Nasdaq OMX Group, Inc., referred to as Nasdaq, are valued at the Nasdaq Official Closing Price. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Fund’s investment adviser, which acts as the “Valuation Designee” under Rule 2a-5 of the 1940 Act, and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. Options written or purchased by the Fund are valued at the last sales price. If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices. The value of a foreign security or other asset shall be determined as of the normal close of trading on the foreign exchange or other market on which it is traded or as of the Value Time, if that is earlier, in its national foreign currency or the Euro, as applicable, and shall then be converted into its U.S. dollar equivalent at the prevailing foreign currency exchange rate as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Standard Time, on the Value Date. If market quotations are not readily available for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Valuation Designee believes accurately reflects fair value. A security’s valuation may differ depending on the method used for determining fair value. Fair value in this context is the value of securities for which no readily available market quotations exist, as determined in good faith by the Adviser pursuant to fair value methodologies established by the Adviser as the Valuation Designee under the supervision of the Board.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's investments as of February 29, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks:
Automobiles	9,739,127	–	–	9,739,127
Beverages	5,805,749	–	–	5,805,749
Broadline Retail	34,094,706	–	–	34,094,706
Capital Markets	72,593,467	–	–	72,593,467
Commercial Services & Supplies	64,987,554	–	–	64,987,554
Financial Services	38,058,027	–	–	38,058,027
Ground Transportation	29,133,280	–	–	29,133,280
Household Products	13,904,057	–	–	13,904,057
Insurance	53,015,329	–	–	53,015,329
Interactive Media & Services	20,713,160	–	–	20,713,160
Personal Care Products	18,699,803	13,751,209	–	32,451,012
Professional Services	20,723,089	–	–	20,723,089
Real Estate Management & Development	32,890,804	–	–	32,890,804
Software	66,479,506	–	–	66,479,506
Technology Hardware, Storage & Peripherals	14,660,090	–	–	14,660,090
Textiles, Apparel & Luxury Goods	34,471,899	–	–	34,471,899
Common Stocks - Total	$529,969,647	$13,751,209	$–	$543,720,856
U.S. Treasury Bills	–	1,498,438	–	1,498,438
Total Assets	$529,969,647	$15,249,647	$–	$545,219,294

Liabilities:
Options Written*	(34,671)	(1,500)		(36,171)
Total Liabilities	$(34,671)	$(1,500)	$–	$(36,171)

Refer to the Schedule of Investments for industry classifications.

* Options written are derivative instruments not reflected in the Schedule of Investments and are reflected at value.

The Fund did not invest in any Level 3 investments during the period.

Derivative Instruments and Hedging Activities

The Fund may write covered call options and put options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions. The Fund will not use this strategy as a means of generating implicit leverage. In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral. As of February 29, 2024, the Fund held securities with a value of $12,721,330 and cash of $1,302,026 as collateral for options written. During the period, the Fund used written put options in a manner consistent with the strategy described above.

The value of Derivative Instruments as of February 29, 2024, are as follows:

	Liability Derivatives
Derivatives not accounted for as hedging instruments	Location	Value
Equity Contracts - Options	Options written, at value	($36,171)

The average monthly value of options written during the period ended February 29, 2024, was $112,929.

Derivative Risks

The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experience by the Fund.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund has adopted policies and procedures to comply with Rule 18f-4.